Subsequent Events	3 Months Ended
Mar. 31, 2026
Subsequent Events [Abstract]
Subsequent Events
16.          Subsequent Events
Share repurchases
Subsequent to March 31, 2026 and through the period ended May 8, 2026, the Company repurchased 705,752 common shares at an aggregate cost of $14.4 million and an average price of $20.44 per common share.
Debt redemption
In April 2026, the Company redeemed its Junior Notes for their principal amount of $125.0 million, plus accrued and unpaid interest up to the redemption date. The Company will record an expense of $1.7 million in the three months ending June 30, 2026 for the unamortized discount and debt issuance costs.